UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 16, 2004

RAINMAKER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-28009	33-0442860
(Commission File Number)	(IRS Employer Identification No.)

1800 Green Hills Road Scotts Valley, CA	95066
(Address of principal executive offices)	(Zip Code)

(831) 430-3800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

We are filing this Amendment No. 1 to our current report on Form 8-K as filed with the Securities and Exchange Commission on October 6, 2004. In accordance with that filing, this amendment supplements the report by including further information responsive to Item 5.02(d).

Item 5.02(d) – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective November 15, 2004, Mr. Bradford Peppard was appointed to serve as a member of the Compensation Committee and the Audit Committee of the Board of Directors of Rainmaker Systems, Inc.

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SIGNATURES*

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAINMAKER SYSTEMS, INC.
(Registrant)

November 16, 2004 Date	/s/ Steve Valenzuela
(Signature)

	By:	Steve Valenzuela
	Title:	Chief Financial Officer

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